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                                                                 Exhibit (h)(13)

                             AMENDED AND RESTATED
                                  SCHEDULE A
                                    TO THE
                          CO-ADMINISTRATION AGREEMENT
                                BY AND BETWEEN
                                NORTHERN FUNDS,
                          THE NORTHERN TRUST COMPANY
                                      AND
                   FIRST DATA INVESTOR SERVICES GROUP, INC.
                            DATED DECEMBER 28, 1999

     Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Money Market Fund                             International Fixed Income Fund
U.S. Government Money Market Fund             High Yield Municipal Fund
U.S. Government Select Money Market Fund      High Yield Fixed Income Fund
Tax-exempt Money Market Fund                  Income Equity Fund
Municipal Money Market Fund                   Stock Index Fund
California Municipal Money Market Fund        Growth Equity Fund
U.S. Government Fund                          Select Equity Fund
Short-intermediate U.S. Government Fund       Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                  Small Cap Index Fund
California Intermediate Tax-Exempt Fund       Small Cap Fund
Florida Intermediate Tax-Exempt Fund          Small Cap Growth Fund
Fixed Income Fund                             International Growth Equity Fund
Tax-Exempt Fund                               International Select Equity Fund
Arizona Tax-Exempt Fund                       Technology Fund
California Tax-Exempt Fund                    MarketPower Fund

     All signatures need not appear on the same copy of this Amended and Restated Schedule A.

          NORTHERN FUNDS                       NORTHERN TRUST COMPANY


          By: /s/ Jylanne M. Dunne             By: /s/ Archibald E. King
              -------------------------            ---------------------------

          Title: President                     Title: Vice President
                 ----------------------               ------------------------

          Date: December 27, 1999              Date: November 29, 1999
                -----------------------              -------------------------

          FIRST DATA INVESTOR SERVICES GROUP, INC.

          By: /s/ Jylanne M. Dunne
              -------------------------

          Title: Senior Vice President
                 ----------------------

          Date: December 27, 1999
                -----------------------